EXHIBIT 23.1

                                Mark Shelley CPA
                               110 S. Mesa Dr. #1
                               Mesa, Arizona 85210
                                 (602) 833-4054


               CONSENT OF INDEPENDENT CERTIFIEDI PUBLIC ACCOUNTANT


         I hereby consent to the use in this Registration Statement on Form S-8 of may report dated March 15, 1996 relating to the consolidated financial statements of World Wide Stone Corporation, year ended December 1995, and to the reference of this Firm under the caption of "Experts".

                                            /s/ Mark Shelley CPA




Mesa, Arizona
August 20, 1996